Election of Trustees Allianz Variable Insurance Products
Trust (VIP Trust)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

Peter R.Burnim

Votes
For 1,699,682,060.841

Against 72,143,760.739

Abstain 0

Percentage of votes entitled to be cast
For 95.928%
Against 4.072%
Abstain 0.000%


Robert DeChellis


Votes
For 1,699,716,871.292
Against 72,108,949.918

Abstain 0

Percentage of votes entitled to be cast

For 95.930%
Against 4.070%
Abstain 0.000%


Peggy L.Ettestad


Votes
For 1,702,057,497.328
Against 69,768,323.882
Abstain 0
Percentage of votes entitled to be cast
For 96.062%
Against 3.938%
Abstain 0.000%


Roger Gelfenbien


Votes
For 1,696,076,297.506
Against 75,749,523.704
Abstain 0

Percentage of votes entitled to be cast
For 95.725%
Against 4.275%

Abstain 0.000%

Jeffrey Kletti

Votes
For 1,702,633,572.413
Against 69,192,248.797

Abstain 0
Percentage of votes entitled to be cast

For 96.095%

Against 3.905%

Abstain 0.000%


Claire L. Leonardi

Votes
For 1,701,295,125.361
Against 70,530,695.849

Abstain 0
Percentage of votes entitled to be cast
For 96.019%

Against 3.981%

Abstain 0.000%

Dickson W. Lewis
Votes
For 1,700,461,528.227
Against 71,364,292.983

Abstain 0
Percentage of votes entitled to be cast
For 95.972%

Against 4.028%

Abstain 0.000%


Peter W. McClean


Votes
For 1,698,582,357.370
Against 73,243,463.840

Abstain 0
Percentage of votes entitled to be cast

For 95.866%

Against 4.134%

Abstain 0.000%



Arthur C. Reeds


Votes
For 1,696,996,715.997
Against 74,829,105.213

Abstain 0
Percentage of votes entitled to be cast

For 95.777%

Against 4.223%

Abstain 0.000%


Ratification of Independent Registered Public Accountants Proposal
VIP Trust

To ratify the appointment of KPMG LLP (KPMG) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

KPMG

For 1,673,935,312.975
Against 32,138,904.132

Abstain 65,751,604.103

Percentage of votes entitled to be cast
For 94.475%

Against 1.814%

Abstain 3.711%